(2_FIDELITY_LOGOS)FIDELITY

GOVERNMENT SECURITIES
FUND
SEMIANNUAL REPORT
MARCH 31, 1998
CONTENTS


PRESIDENT'S MESSAGE   3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7    THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                           INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                           WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  16   STATEMENTS OF ASSETS AND LIABILITIES,
                           OPERATIONS, AND CHANGES IN NET ASSETS,
                           AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 20   NOTES TO THE FINANCIAL STATEMENTS.



To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
In the first quarter of 1998, the U.S. stock and bond markets responded differently to lingering uncertainty over the direction of the U.S. and global economies. On the one hand, the U.S. stock market soared to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. On the other hand, two factors tempered returns in the bond market. First, interest-rate levels were generally positive, but were low enough to encourage a flood of new issuance that dampened performance. Second, there were concerns that continued economic strength might lead to eventual inflation, even though inflation indicators remained benign during the quarter.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MARCH 31, 1998            PAST 6  PAST 1  PAST 5  PAST 10
                                        MONTHS  YEAR    YEARS   YEARS

FIDELITY GOVERNMENT SECURITIES          4.56%   11.57%  34.57%  125.57%

LB GOVERNMENT BOND                      4.88%   12.15%  38.41%  130.15%

SB TREAS/AGENCY                         4.95%   12.19%  38.64%  130.57%

GENERAL U.S. GOVERNMENT FUNDS AVERAGE   4.34%   11.46%  32.37%  110.27%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/Agency Index, both of which are indexes of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 197 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MARCH 31, 1998            PAST 1  PAST 5  PAST 10
                                        YEAR    YEARS   YEARS

FIDELITY GOVERNMENT SECURITIES          11.57%  6.12%   8.47%

LB GOVERNMENT BOND                      12.15%  6.72%   8.69%

SB TREAS/AGENCY                         12.19%  6.75%   8.71%

GENERAL U.S. GOVERNMENT FUNDS AVERAGE   11.46%  5.75%   7.68%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Government Securities       LB Government Bond
             00054                       LB003
  1988/03/31      10000.00                    10000.00
  1988/04/30       9971.09                     9946.54
  1988/05/31       9911.87                     9875.68
  1988/06/30      10061.20                    10093.88
  1988/07/31      10042.34                    10025.32
  1988/08/31      10053.45                    10045.28
  1988/09/30      10223.70                    10264.76
  1988/10/31      10371.58                    10445.62
  1988/11/30      10277.63                    10322.06
  1988/12/31      10294.33                    10361.46
  1989/01/31      10421.12                    10493.20
  1989/02/28      10364.94                    10407.76
  1989/03/31      10415.33                    10471.45
  1989/04/30      10614.64                    10696.05
  1989/05/31      10806.16                    10948.28
  1989/06/30      11111.23                    11313.57
  1989/07/31      11312.64                    11552.49
  1989/08/31      11156.20                    11358.08
  1989/09/30      11200.08                    11406.94
  1989/10/31      11429.74                    11702.14
  1989/11/30      11534.27                    11815.46
  1989/12/31      11593.30                    11835.41
  1990/01/31      11443.29                    11667.86
  1990/02/28      11487.74                    11691.14
  1990/03/31      11501.74                    11688.58
  1990/04/30      11461.22                    11585.49
  1990/05/31      11698.78                    11908.57
  1990/06/30      11861.37                    12097.10
  1990/07/31      12012.88                    12251.87
  1990/08/31      11950.37                    12081.24
  1990/09/30      12039.79                    12197.12
  1990/10/31      12219.52                    12396.40
  1990/11/30      12489.92                    12671.13
  1990/12/31      12698.52                    12867.08
  1991/01/31      12790.58                    13005.22
  1991/02/28      12891.28                    13079.66
  1991/03/31      12945.22                    13146.17
  1991/04/30      13065.26                    13290.44
  1991/05/31      13131.92                    13342.12
  1991/06/30      13101.27                    13323.19
  1991/07/31      13263.49                    13481.27
  1991/08/31      13604.39                    13793.87
  1991/09/30      13915.19                    14083.19
  1991/10/31      14034.53                    14206.49
  1991/11/30      14165.21                    14348.97
  1991/12/31      14725.29                    14837.82
  1992/01/31      14473.26                    14606.82
  1992/02/29      14502.58                    14663.87
  1992/03/31      14407.70                    14578.17
  1992/04/30      14497.32                    14670.01
  1992/05/31      14795.57                    14940.65
  1992/06/30      15048.13                    15154.76
  1992/07/31      15510.90                    15536.68
  1992/08/31      15644.59                    15681.47
  1992/09/30      15851.85                    15903.25
  1992/10/31      15594.34                    15673.80
  1992/11/30      15605.38                    15646.68
  1992/12/31      15899.02                    15910.16
  1993/01/31      16275.70                    16248.08
  1993/02/28      16674.66                    16573.47
  1993/03/31      16763.16                    16628.98
  1993/04/30      16928.82                    16756.88
  1993/05/31      16861.32                    16738.46
  1993/06/30      17276.51                    17109.89
  1993/07/31      17387.00                    17214.26
  1993/08/31      17871.31                    17598.49
  1993/09/30      17941.79                    17665.76
  1993/10/31      18034.92                    17732.53
  1993/11/30      17779.08                    17538.12
  1993/12/31      17858.03                    17605.90
  1994/01/31      18145.56                    17846.87
  1994/02/28      17607.15                    17469.05
  1994/03/31      17138.01                    17076.13
  1994/04/30      16974.75                    16941.83
  1994/05/31      16960.23                    16920.09
  1994/06/30      16870.43                    16881.20
  1994/07/31      17247.07                    17191.50
  1994/08/31      17236.81                    17194.82
  1994/09/30      16899.26                    16952.57
  1994/10/31      16833.52                    16939.78
  1994/11/30      16818.60                    16908.83
  1994/12/31      16928.42                    17011.66
  1995/01/31      17246.23                    17328.35
  1995/02/28      17648.57                    17701.32
  1995/03/31      17746.54                    17812.34
  1995/04/30      17967.95                    18045.12
  1995/05/31      18684.52                    18772.89
  1995/06/30      18815.39                    18916.91
  1995/07/31      18742.01                    18847.33
  1995/08/31      18957.80                    19068.86
  1995/09/30      19132.45                    19252.53
  1995/10/31      19428.68                    19545.69
  1995/11/30      19724.43                    19850.35
  1995/12/31      19986.98                    20131.74
  1996/01/31      20093.95                    20255.30
  1996/02/29      19663.64                    19842.68
  1996/03/31      19498.79                    19676.92
  1996/04/30      19346.24                    19551.31
  1996/05/31      19314.56                    19518.57
  1996/06/30      19541.60                    19770.54
  1996/07/31      19592.28                    19819.40
  1996/08/31      19534.60                    19775.15
  1996/09/30      19864.06                    20103.35
  1996/10/31      20282.05                    20545.64
  1996/11/30      20613.92                    20903.00
  1996/12/31      20403.71                    20689.66
  1997/01/31      20425.79                    20712.68
  1997/02/28      20439.49                    20741.07
  1997/03/31      20218.71                    20521.59
  1997/04/30      20502.91                    20817.81
  1997/05/31      20663.24                    20997.39
  1997/06/30      20883.73                    21232.99
  1997/07/31      21477.42                    21835.67
  1997/08/31      21243.27                    21619.77
  1997/09/30      21574.23                    21944.90
  1997/10/31      21904.16                    22324.52
  1997/11/30      22010.16                    22438.86
  1997/12/31      22226.24                    22673.44
  1998/01/31      22556.12                    23012.64
  1998/02/28      22494.28                    22950.22
  1998/03/31      22557.42                    23015.19
IMATRL PRASUN   SHR__CHT 19980331 19980408 122511 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Government Securities Fund on March 31, 1988. As the chart shows, by March 31, 1998, the value of the investment would have grown to $22,557 - a 125.57% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,015 - a 130.15% increase. Beginning with this report, the fund will compare its performance to that of the Lehman Brothers Government Bond Index rather than the Salomon Brothers Treasury/Agency Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page 4. UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS

         SIX MONTHS ENDED   YEARS ENDED SEPTEMBER 30,
         MARCH 31,

         1998               1997                       1996  1995   1994    1993

DIVIDEND
 RETURN  2.92%              7.15%                      6.55% 6.98%  5.76%   7.06%

CAPITAL
RETURN   1.64%              1.46%                     -2.73% 6.23%  -11.57% 6.12%

TOTAL
RETURN   4.56%              8.61%                      3.82% 13.21% -5.81% 13.18%


TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund, if any, are reinvested. DIVIDENDS AND YIELD
PERIODS ENDED MARCH 31, 1998  PAST 1       PAST 6        PAST 1
                              MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE           4.79(CENTS)  28.13(CENTS)  59.69(CENTS)

ANNUALIZED DIVIDEND RATE      5.68%        5.70%         6.12%

30-DAY ANNUALIZED YIELD       5.45%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.93 over the past one month, $9.90 over the past six months and $9.76 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A continued lack of inflationary
pressure resulted in a relatively
favorable investing climate for
bonds during the six months that
ended March 31, 1998. The
Lehman Brothers Aggregate Bond
Index - a broad gauge of the U.S.
taxable investment-grade bond
market - returned 4.54% during
this period. Global volatility and
historically low interest rates were
the main stories in the last quarter
of 1997. Financial problems in Asia
came to a head in October,
resulting in a "flight to quality."
Wary stock investors sought
investments offering lower
volatility, helping the U.S. bond
market - especially U.S.
Treasuries - surge. The Lehman
Brothers Corporate Bond Index
returned 4.49% for the six-month
period. Corporate bonds
benefited from continued
economic growth and demand for
yield, although they faltered
somewhat in January 1998.
Investors feared a slowdown in
demand in Asia would eat into
corporate earnings. In spite of
record new issuance in February
1998, corporates rebounded due
in part to increased demand on the
part of yield-hungry investors.
Mortgage-backed bonds
performed well during the period,
even though lower interest rates
resulted in more mortgage
prepayment activity. The Lehman
Brothers Mortgage-Backed
Securities Index generated a
six-month return of 4.04%.
High-yield and emerging-market
issues performed very well
throughout the first quarter of
1998.
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Government Securities Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the six-month period that ended March 31, 1998, the fund provided a total return of 4.56%. To get a sense of how the fund did compared to its competitors, the general U.S. government funds average returned 4.34% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests
- returned 4.88% for the same six-month period. For the 12-month period that ended March 31, 1998, the fund had a total return of 11.57%. That performance compared to the general U.S. government funds average's 11.46% return and the Lehman Brothers Government Bond Index's 12.15% return.
Q. WHAT WAS YOUR STRATEGY DURING THE PAST SIX MONTHS?
A. The most notable change is that the fund had 13.5% of investments in mortgage-backed securities at the end of the period, compared to nothing invested in them at the beginning of the period. In November 1997, the fund adopted a change in its investment policies, allowing it to invest in mortgage securities. These securities offered an attractive yield advantage over Treasury securities throughout the period, so I sold some Treasury securities and replaced them with mortgage securities. Since a bond's - and ultimately the fund's - total return is based on both its yield and its price appreciation or depreciation, adding mortgage securities generally helped the fund's performance because they added to its yield.
Q. YOU'VE ALSO MADE SOME CHANGES IN THE WAY THE FUND'S INVESTMENTS ARE DIVIDED AMONG VARIOUS AGENCY SECURITIES . . .
A. That's true, because shareholders approved an investment policy change that allowed the fund to invest in securities whose interest is not exempt from state and local income taxes. Generally speaking, many of these non-exempt agency securities offered higher yields than agency securities whose interest is exempt. For example, I bought securities issued by the Government Trust Corporation. In adding agency securities, I continued to emphasize those that are non-callable - those that can't be redeemed by their issuers before maturity. Securities typically are "called" - or redeemed - when interest rates fall enough so that issuers can save money by offering new securities at lower rates. A call is a positive for issuers because it provides an opportunity for them to cut their interest rates. But holders of callable bonds are often at a disadvantage because they may have to reinvest the proceeds from the called bonds in new, lower-yielding bonds. I prefer non-callable securities because they generally perform better than callable bonds when interest rates fall and bond prices rally, and generally fare no worse than callable bonds when interest rates rise and bond prices fall.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The only real disappointment was one of timing. After I had built up the fund's stake in agency securities, they lagged U.S. Treasury securities in the fourth quarter of 1997. Had I waited until their yields rose and prices weakened relative to Treasury securities in the fourth quarter, I could have bought some agency holdings at slightly lower prices. But, because they continued to yield more than U.S. Treasury securities with comparable maturities, the fund's agency holdings generally benefited its performance throughout the entire period.
Q. LET'S TALK ABOUT TREASURY SECURITIES AND THE CHOICES YOU MADE THERE
 . . .
A. Within the Treasury sector, I preferred to own securities that were issued some time ago. Newly issued Treasuries, which are known as "on-the-run" securities, typically are priced higher than older Treasuries with similar maturities. That's because on-the-run securities command a premium price for being more easily traded, or liquid.
Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET AND THE FUND?
A. At the end of the period, bonds were selling at prices that reflected the best-case scenario - low inflation and falling interest rates. To illustrate, the yield on a Treasury security with a two-year maturity was virtually the same as the yield on very-short-maturity securities. In my opinion, that suggests that many investors were expecting the Federal Reserve Board to lower interest rates. If the Fed surprises investors by hiking interest rates instead, bonds could suffer. But no matter what the direction of interest rates, I'll continue to manage the fund with approximately the same interest-rate sensitivity as the government bond market, as reflected by Lehman Brothers Government Bond Index. By doing so, I can avoid positioning the fund based on an incorrect prediction of where interest rates are headed. Instead, I'll focus on finding securities that I find to be cheap relative to other securities, with the idea that they will appreciate when the market realizes their full value.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
CURT HOLLINGSWORTH ON SELECTING
MORTGAGE-BACKED SECURITIES:
"MORTGAGE SECURITIES ARE POOLS OF
INDIVIDUAL HOME LOANS. CERTIFICATES
BACKED BY THESE LOANS ARE SOLD TO
INVESTORS, WHO COLLECT INTEREST AND
PRINCIPAL WHEN HOMEOWNERS MAKE
MONTHLY MORTGAGE PAYMENTS. RECENTLY,
FALLING INTEREST RATES HAVE INCITED A
WAVE OF HOME MORTGAGE REFINANCINGS,
SUBJECTING SOME MORTGAGE-BACKED
SECURITIES TO HIGHER `PREPAYMENT RISK'
- THE RISK THAT MORTGAGE HOLDERS WILL
PAY OFF THEIR MORTGAGES, LEAVING THOSE
WHO HOLD THE PREPAID SECURITIES TO
REINVEST AT LOWER INTEREST RATES.
"THE LIKELIHOOD THAT A MORTGAGE
SECURITY WILL BE PREPAID IS ONE OF THE
MOST IMPORTANT FACTORS I CONSIDER IN
CHOOSING MORTGAGE SECURITIES FOR THE
FUND, SINCE PREPAYMENT ACTIVITY CAN
DRAMATICALLY AFFECT MORTGAGE
SECURITIES' PRICES. I FOCUS ON FINDING
THOSE SECURITIES THAT I THINK ARE LESS
SUSCEPTIBLE TO A PICKUP OR SLOWDOWN
IN THE PACE OF REFINANCINGS, SUCH AS
`SEASONED' MORTGAGE SECURITIES.
SEASONED SECURITIES HAVE BEEN
THROUGH SEVERAL REFINANCING PERIODS,
BUT THE MORTGAGE HOLDERS HAVEN'T
SHOWN A PROPENSITY TO PREPAY IN SPITE
OF BEING PRESENTED WITH SEVERAL
ATTRACTIVE OPPORTUNITIES TO DO SO.
ADDITIONALLY, I ALSO TRY TO OWN BONDS
WITH VERY LOW AND VERY HIGH COUPONS,
WHICH IS THE INTEREST RATE BORROWERS
PROMISE TO PAY. MORTGAGES WITH EITHER
VERY HIGH COUPONS ISSUED YEARS AGO, OR
VERY LOW COUPONS, ARE OFTEN LESS LIKELY
TO EXPERIENCE DRAMATIC CHANGES IN
PREPAYMENT ACTIVITY."
FUND FACTS
GOAL: HIGH CURRENT INCOME
WITH PRESERVATION OF CAPITAL
FUND NUMBER: 054
TRADING SYMBOL: FGOVX
START DATE: APRIL 4, 1979
SIZE: AS OF MARCH 31, 1998,
MORE THAN $1.2 BILLION
MANAGER: CURT HOLLINGSWORTH,
SINCE 1997; MANAGER, VARIOUS
FIDELITY AND SPARTAN
GOVERNMENT AND MORTGAGE
FUNDS; JOINED FIDELITY IN 1983
(CHECKMARK)
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF MARCH 31, 1998
           % OF FUND'S   % OF FUND'S INVESTMENTS
           INVESTMENTS   6 MONTHS AGO

ZERO        10.9          12.6
COUPON
BONDS

 UNDER 6%   12.2          3.2

 6 -        18.5          21.7
6.99%

 7 -        4.6           8.9
7.99%

 8 -        13.5          26.2
8.99%

 9 -        26.2          7.5
9.99%

10 -        4.4           1.6
10.99%

11% AND     1.3           11.5
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING
SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF MARCH 31, 1998
             6 MONTHS AGO

YEARS   8.7   8.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF MARCH 31, 1998
             6 MONTHS AGO

YEARS   5.2   4.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MARCH 31, 1998  AS OF SEPTEMBER 30, 1997
ROW: 1, COL: 1, VALUE: 8.4
ROW: 1, COL: 2, VALUE: 45.1
ROW: 1, COL: 3, VALUE: 33.0
ROW: 1, COL: 4, VALUE: 13.5
MORTGAGE-BACKED
SECURITIES 13.5%
U.S. TREASURY
OBLIGATIONS 33.0%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 45.1%
SHORT-TERM
INVESTMENTS 8.4%

MORTGAGE-BACKED
SECURITIES 0.0%
U.S. TREASURY
OBLIGATIONS 45.3%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 47.9%
SHORT-TERM
INVESTMENTS 6.8%

ROW: 1, COL: 1, VALUE: 6.8
ROW: 1, COL: 2, VALUE: 47.9
ROW: 1, COL: 3, VALUE: 45.3
ROW: 1, COL: 4, VALUE: 0.0
INVESTMENTS MARCH 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 78.1%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 33.0%
5 7/8%, 8/31/99 $ 68,000 $ 68,244
6 1/2%, 8/31/01  8,650  8,872
11 3/4%, 2/15/10   10,500  13,983
8 7/8%, 8/15/17  89,075  118,066
9%, 11/15/18  143,405  193,574
  402,739
U.S. GOVERNMENT AGENCY OBLIGATIONS - 45.1%
Fannie Mae 5.80%, 12/10/03  3,680  3,664
Farm Credit System Financial Assistance Corporation:
9 3/8%, 7/21/03  7,437  8,604
 8.80%, 6/10/05  8,485  9,853
Federal Agricultural Mortgage Corporation 8.07%, 7/17/06 3,000 3,395 Federal Farm Credit Bank:
6 1/4%, 9/24/04  7,300  7,424
 6.19%, 11/3/04  2,000  2,024
 6.20%, 11/12/04  6,900  6,987
 6.14%, 11/22/04  22,440  22,689
 8.06%, 1/4/05  7,600  8,475
 8.12%, 2/1/05  8,635  9,667
 7.35%, 3/24/05  1,000  1,076
Federal Home Loan Bank:
7.31%, 6/16/04  7,640  8,175
 6.575%, 6/24/04  4,325  4,466
 7.36%, 7/1/04  4,110  4,408
 7.66%, 7/20/04  6,460  7,032
 7.38%, 8/5/04  3,770  4,051
 7.46%, 9/9/04  5,015  5,420
 6.56%, 9/17/04  1,585  1,638
 7.87%, 10/20/04  1,280  1,411
 6.21%, 11/4/04  11,330  11,479
 8.09%, 12/28/04  2,140  2,389
 5.785%, 2/9/05  26,900  26,635
 7.59%, 3/10/05  1,895  2,065
 7.485%, 4/7/05  2,000  2,168
 6.225%, 10/24/05  17,175  17,403
 6.07%, 5/2/06  1,500  1,512
 Stripped principal 0%, 2/25/04  1,800  1,277
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Financing Corp.:
0%, 4/5/04 $ 1,196 $ 840
 0%, 11/11/04  2,256  1,527
 0%, 9/7/06  3,152  1,903
 Stripped principal:
 0%, 3/26/00  11,270  10,054
  0%, 4/5/00  14,000  12,498
  0%, 6/6/00  19,199  16,976
  0%, 11/2/00  8,046  6,930
  0%, 5/2/02  1,158  913
  0%, 8/3/02  3,669  2,858
  0%, 11/2/02  8,343  6,392
  0%, 3/7/03  2,971  2,233
  0%, 4/5/03  12,160  9,100
  0%, 4/6/03  3,000  2,238
  0%, 5/2/03  9,632  7,155
  0%, 5/30/03  2,811  2,079
  0%, 6/6/03  4,500  3,335
  0%, 6/27/03  1,000  739
  0%, 10/6/03  10,100  7,314
  0%, 11/11/03  2,822  2,037
  0%, 4/6/04  3,926  2,749
  0%, 5/11/04  1,420  991
  0%, 6/6/04  4,541  3,156
  0%, 4/6/05  8,741  5,754
  0%, 5/2/05  7,418  4,862
  0%, 6/6/05  2,284  1,493
  0%, 8/3/05  1,082  698
  0%, 8/3/05  907  587
  0%, 3/26/06  3,972  2,457
  0%, 4/6/06  3,915  2,418
  0%, 5/11/06  6,100  3,757
  0%, 8/8/06  2,385  1,442
  0%, 10/5/06  2,274  1,365
  0%, 12/6/06  4,500  2,674
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) 8 1/2%, 4/1/06 $ 3,720 $ 4,098
Government Trust Certificates (assets of Trust guaranteed by
U.S. Government through Defense Security Assistance Agency):
 Class 1-C, 9 1/4%, 11/15/01  27,308  28,891
  Class 2-E, 9.40%, 5/15/02  21,400  22,601
  Class T-3, 9 5/8%, 5/15/02  17,247  18,207
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
 Series 1994-A, 7.12%, 4/15/06  5,408  5,619
   Series 1995-A, 6.28%, 6/15/04  7,785  7,877
   Series 1995-B, 6.13%, 6/15/04  8,335  8,362
  Series 1996-A, 6.55%, 6/15/04  17,033  17,372
Israel Export Trust Certificates (assets of Trust guaranteed by
U.S. Government through Export-Import Bank)
Series 1994-1, 6.88%, 1/26/03  2,335  2,381
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificate Series 1994-195,
6.08%, 8/15/04   960  962
State of Israel (guaranteed by U.S. Government through
Agency for International Development):
 6 3/8%, 8/15/01  9,614  9,775
  6 5/8%, 8/15/03  9,530  9,870
  5 5/8%, 9/15/03  40,680  40,312
  6 3/4%, 8/15/04  7,500  7,844
  7 5/8%, 8/15/04  12,900  14,081
  6.60%, 2/15/08  15,515  16,069
Student Loan Marketing Associates 8.14%, 5/17/04  1,500  1,667
Tennessee Valley Authority 5.98%, 4/1/36   7,000  7,102
U.S. Trade Trust Certificates (assets of Trust guaranteed by
U.S. Government through Export-Import Bank)
8.17%, 1/15/07  5,606  6,084
U.S. Trade Trust 6 3/4%, 8/15/08  5,311  5,471
  551,556
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $939,106)   954,295
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 13.5%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FANNIE MAE - 1.3%
5 1/2, 5/1/09  $ 2,831 $ 2,728
6%, 7/1/20   2,720  2,642
8%, 1/1/22   1,417  1,468
9 1/2%, 7/1/10 to 10/1/20  5,163  5,443
10%, 8/1/10   1,657  1,743
11%, 3/1/10   1,229  1,315
   15,339
FREDDIE MAC - 2.4%
8 1/2%, 4/1/28   2,700  2,821
9 3/4%, 8/1/14   1,235  1,334
10 1/2%, 7/1/20 to 12/1/20   22,945  25,639
  29,794
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.8%
6%, 7/15/08 to 12/15/10   53,146  52,896
9 1/2%, 4/15/16 to 4/15/28   37,613  40,908
10%, 1/15/16 to 6/15/20   23,444  26,018
  119,822
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $165,020)   164,955
CASH EQUIVALENTS - 8.4%
 MATURITY
 AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.92%, dated
3/31/98 due 4/1/98  $ 102,376  102,359
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,206,485)  $ 1,221,609
INCOME TAX INFORMATION
At March 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,206,485,000. Net unrealized appreciation aggregated $15,124,000, of which $17,722,000 related to appreciated investment securities and $2,598,000 related to depreciated investment securities.
At September 30, 1997, the fund had a capital loss carryforward of approximately $30,325,000 of which $17,606,000, $8,245,000, and
$4,474,000 will expire on September 30, 2003, 2004, and 2005, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1998 approximately $1,796,000 of losses recognized during the period November 1, 1996 to September 30, 1997.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) MARCH 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                             $ 1,221,609
AGREEMENTS OF $102,359) (COST $1,206,485) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                  106

RECEIVABLE FOR INVESTMENTS SOLD                                                       27,029

RECEIVABLE FOR FUND SHARES SOLD                                                       2,063

INTEREST RECEIVABLE                                                                   14,795

 TOTAL ASSETS                                                                         1,265,602

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                          $ 37,921

PAYABLE FOR FUND SHARES REDEEMED                                            7,283

DISTRIBUTIONS PAYABLE                                                       492

ACCRUED MANAGEMENT FEE                                                      445

OTHER PAYABLES AND ACCRUED EXPENSES                                         265

 TOTAL LIABILITIES                                                                    46,406

NET ASSETS                                                                           $ 1,219,196

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                      $ 1,215,292

UNDISTRIBUTED NET INVESTMENT INCOME                                                   665

ACCUMULATED UNDISTRIBUTED NET REALIZED                                                (11,885)
GAIN (LOSS) ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                             15,124

NET ASSETS, FOR 122,934 SHARES OUTSTANDING                                           $ 1,219,196

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                              $9.92
SHARE ($1,219,196 (DIVIDED BY) 122,934 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

INVESTMENT INCOME                                                           $ 36,509
INTEREST

EXPENSES

MANAGEMENT FEE                                                     $ 2,504

TRANSFER AGENT FEES                                                 1,028

ACCOUNTING FEES AND EXPENSES                                        168

NON-INTERESTED TRUSTEES' COMPENSATION                               2

CUSTODIAN FEES AND EXPENSES                                         6

REGISTRATION FEES                                                   84

AUDIT                                                               24

LEGAL                                                               17

INTEREST                                                            2

REPORTS TO SHAREHOLDERS                                             73

MISCELLANEOUS                                                       5

 TOTAL EXPENSES BEFORE REDUCTIONS                                   3,913

 EXPENSE REDUCTIONS                                                 (43)     3,870

NET INVESTMENT INCOME                                                        32,639

REALIZED AND UNREALIZED GAIN (LOSS)                                          20,803
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                      (4,186)
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                              16,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                             $ 49,256
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                       SIX MONTHS ENDED   YEAR ENDED
                                                           MARCH 31, 1998     SEPTEMBER 30,
                                                           (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 32,639           $ 63,391
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                   20,803             (622)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       (4,186)            18,125

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            49,256             80,894
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME    (32,555)           (66,908)

SHARE TRANSACTIONS                                          606,839            378,207
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                              28,969             57,722

 COST OF SHARES REDEEMED                                    (456,026)          (376,059)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            179,782            59,870
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   196,483            73,856

NET ASSETS

 BEGINNING OF PERIOD                                        1,022,713          948,857

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT     $ 1,219,196        $ 1,022,713
INCOME OF $665 AND $581, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                       61,126             39,114

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    2,921              5,974

 REDEEMED                                                   (45,937)           (38,946)

 NET INCREASE (DECREASE)                                    18,110             6,142


FINANCIAL HIGHLIGHTS
                     SIX MONTHS ENDED   YEARS ENDED SEPTEMBER 30,
                       MARCH 31, 1998

                          (UNAUDITED)   1997     1996     1995     1994      1993


SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 9.760   $ 9.620  $ 9.890  $ 9.330  $ 10.870  $ 10.500
BEGINNING OF PERIOD

INCOME FROM INVESTMENT         .282 D    .625 D   .670     .625     .626      .672
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND              .159      .175     (.299)   .564     (1.225)   .627
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         .441      .800     .371     1.189    (.599)    1.299
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.281)    (.660)   (.641)   (.609)   (.631)    (.679)
 INCOME

 FROM NET REALIZED GAIN        -         -        -        -        (.310)    (.250)

 IN EXCESS OF NET              -         -        -        (.020)   -         -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS           (.281)    (.660)   (.641)   (.629)   (.941)    (.929)

NET ASSET VALUE,              $ 9.920   $ 9.760  $ 9.620  $ 9.890  $ 9.330   $ 10.870
END OF PERIOD

TOTAL RETURN B, C              4.56%     8.61%    3.82%    13.21%   (5.81)%   13.18%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 1,219   $ 1,023  $ 949    $ 897    $ 614     $ 729
(IN MILLIONS)

RATIO OF EXPENSES TO           .68% A    .73%     .72%     .71%     .69%      .69%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .68% A    .72% E   .71% E   .71%     .69%      .69%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT        5.71% A   6.48%    6.52%    6.36%    6.26%     6.40%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        343% A    199%     124%     391%     402%      323%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Government Securities Fund (the fund) is a fund of Fidelity Income Fund (the trust) (formerly a fund of Fidelity Government Securities Fund) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
 INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,986,208,000 and $1,908,743,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $14,411,000. The weighted average interest rate was 5.875%.
6. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,000 and $38,000, respectively, under these arrangements.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curtis Hollingsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Securities
Intermediate Bond
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE